UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

KRANEM CORPORATION d/b/a LEARNINGWIRE.COM
(Exact name of Registrant as specified in charter)

Nevada	000-53563	02-058306
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 17th Street, Suite 1870
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(303) 592-1614

________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 19, 2010, the Board of Directors of the Registrant approved the dismissal of Cordovado and Honeck, LLP as its certifying independent registered public accountants.  On such same date, the Registrant dismissed Cordovado and Honeck, LLP as its independent registered public accountants.  None of the reports of Cordovado and Honeck, LLP on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Cordovado and Honeck, LLP’s report on our financial statements as of and for the years ended December 31, 2008 and 2007.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Cordovado and Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Cordovado and Honeck, LLP’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

As of January 19, 2010, the Registrant has engaged De Joya Griffith & Company, LLC, 2580 Anthem Village Dr., Henderson, Nevada 89052, as its independent registered public accounting firm commencing January 19, 2010, for the fiscal year ended December 31, 2009.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Cordovado and Honeck, LLP with a copy of the disclosures under this Item 4.01 and has requested that Cordovado and Honeck, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  A letter from Cordovado and Honeck, LLP is enclosed as an Exhibit to this Information Statement on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRANEM CORP. d/b/a LEARNINGWIRE.COM
(Registrant)

Signature	Title	Date

/s/ Steven K. Smith	President and CEO	March 29, 2010
Steven K. Smith

/s/ Michael Grove	Secretary	March 29, 2010
Michael Grove

/s/ Michael Grove	Chief Financial Officer	March 29, 2010
Michael Grove